                                                                   Exhibit 10.5
                             UNIDIRECT CORPORATION
                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------


                                  ARTICLE ONE

                              GENERAL PROVISIONS
                              ------------------

     I.   PURPOSE OF THE PLAN

          This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of UniDirect Corporation, a California corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms herein shall have the meanings assigned to such terms in the Appendix.

     II.  STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate components: the Option Grant Program and the Stock Issuance Program. Under the Option Grant Program, eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock. Under the Stock Issuance Program, eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

          B. The provisions of Articles One and Four shall apply to both the Option Grant and Stock Issuance Programs and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options and stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

     IV.  ELIGIBILITY

          A.  The persons eligible to participate in the Plan are as follows:

                    (i)   Employees,

                    (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

                    (iii) consultants who provide services to the Corporation (or any Parent or Subsidiary).

          B.  The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 574,620 shares.

                                      2.

          B. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan.

          C. In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                      3.

                                  ARTICLE TWO

                             OPTION GRANT PROGRAM
                             --------------------


     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.  Exercise Price.
              --------------

              1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                 (i) The exercise price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                 (ii) If the person to whom the option is granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date.

              2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option grant, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                 (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                 (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to

                                      4.

     deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.  Exercise and Term of Options.  Each option shall be exercisable
              ----------------------------
at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.  Effect of Termination of Service.  The following provisions shall
              --------------------------------
govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                    (i) Should the Optionee cease to remain in Service for any reason other than Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                    (ii) Should such Service terminate by reason of Disability, then the Optionee shall have a period of six (6) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee. However, should such Disability be deemed to constitute Permanent Disability, then the period during which each outstanding option held by the Optionee is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be the twelve (12)-month period following the date of the Optionee's cessation of Service by reason of such Permanent Disability.

                    (iii) Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

                    (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                                      5.

                    (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

          D.  Shareholder Rights.  The holder of an option shall have no
              ------------------
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

          E.  Unvested Shares.  The Plan Administrator shall have the
              ---------------
discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. In no event, however, may the Plan Administrator impose a vesting schedule upon any option grant or any shares of Common Stock subject to the option which provides for vesting of less than twenty percent (20%) of the option shares per year measured from and after the option grant date.

          F.  First Refusal Rights.  Until such time as the Common Stock is
              --------------------
first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          G.  Limited Transferability of Options.  During the lifetime of the
              ----------------------------------
Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

                                      6.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms specified in this Section II.
      ---

          A.  Eligibility.  Incentive Options may only be granted to Employees.
              -----------

          B.  Exercise Price.  The exercise price per share shall not be less
              --------------
than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          C.  Dollar Limitation.  The aggregate Fair Market Value of the shares
              -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          D.  10% Shareholder.  If any Employee to whom an Incentive Option is
              ---------------
granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

     III. CORPORATE TRANSACTION

          A. In the event of any Corporate Transaction, each outstanding option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with such Corporate Transaction. In addition, all outstanding repurchase rights under the Option Grant Program shall terminate automatically in the event of any Corporate Transaction, except to the extent the repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

          B. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such
                         --------
securities shall remain the same.

                                      7.

          C. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Option Grant Program and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

     V.   ADDITIONAL AUTHORITY

          The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in
                                                               --------
     no event shall such option be exercisable after the specified expiration of the option term, and/or

               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service or death but also with respect to one or more additional installments of vested shares for which the option would otherwise have become exercisable had the Optionee continued in Service.

                                      8.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------


     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.   Purchase Price.
               --------------

               1. The purchase price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                  (i) The purchase price per share shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

                  (ii) If the person to whom the stock issuance is made is a 10% Shareholder, then the purchase price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the stock issuance date.

               2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i)  cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

          B.   Vesting Provisions.
               ------------------

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                  (i)  the Service period to be completed by the Participant

                                      9.

     or the performance objectives to be attained,

                  (ii) the number of installments in which the shares are to vest,

                  (iii) the interval or intervals (if any) which are to lapse between installments, and

                  (iv) the effect which death, Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. In no event, however, may the Plan Administrator impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which provides for vesting of less than twenty percent (20%) per year vesting measured from and after the stock issuance date.

          2. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          4. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether

                                      10.

before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          C.   First Refusal Rights.  Until such time as the Common Stock is
               --------------------
first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

     II.  CORPORATE TRANSACTION

          All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically in the event of any Corporate Transaction, except to the extent the repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                      11.

                                 ARTICLE FOUR

                                 MISCELLANEOUS
                                 -------------


     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such Participant under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. However, any promissory notes delivered by a consultant must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or
                               ---
purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

          B.  The Plan shall terminate upon the earliest of (i) the expiration
                                                --------
of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, each option and unvested share issuance outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing that option or share issuance.

                                      12.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations of any Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights and obligations of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for participation in the Plan or (iii) otherwise materially increase the benefits accruing to persons who participate in the Plan.

          B. Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are
                --------
held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then
(i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.   WITHHOLDING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                                      13.

     VI.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Plan and the issuance of Common Stock (i) upon the exercise of any option or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining the Optionee or the Participant) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate the Service of the Optionee or the Participant at any time for any reason, with or without cause.

     VIII.  FINANCIAL REPORTS

          The Corporation shall deliver a balance sheet and an income statement at least annually to each individual holding an outstanding option under and each Participant in the Plan, unless such individual is a key Employee whose duties in connection with the Corporation (or any Parent or Subsidiary) assure such individual access to equivalent information.

                                      14.

                                   APPENDIX

          The following definitions shall be in effect under the Plan:

     A.   Board shall mean the Corporation's Board of Directors.
          -----

     B.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     C.   Committee shall mean a committee of two (2) or more Board members
          ---------
appointed by the Board to exercise one or more administrative functions under the Plan.

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Corporate Transaction shall mean either of the following shareholder-
          ---------------------
approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   Corporation shall mean UniDirect Corporation, a California
          -----------
corporation.

     G.   Disability  shall mean the inability of an individual to engage in any
          ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     H.   Domestic Relations Order shall mean any judgment, decree or order
          ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     I.   Employee shall mean an individual who is in the employ of the
          --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.   Exercise Date shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

                                     A-1.

     K.   Fair Market Value per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     L.   Incentive Option shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     M.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     N.   Non-Statutory Option shall mean an option not intended to satisfy  the
          --------------------
requirements of Code Section 422.

     O.   Option Grant Program shall mean the option grant program in effect
          --------------------
under the Plan.

     P.   Optionee shall mean any person to whom an option is granted under the
          --------
Option Grant Program.

     Q.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in

                                     A-2.

such chain.

     R.   Participant shall mean any person who is issued shares of Common Stock
          -----------
under the Stock Issuance Program.

     S.   Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance
          ----
Plan, as set forth in this document.

     T.   Plan Administrator shall mean either the Board or the Committee, to
          ------------------
the extent the Committee is at the time responsible for the administration of the Plan.

     U.   Qualified Domestic Relations Order shall mean a Domestic Relations
          ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     V.   Service shall mean the provision of services to the Corporation (or
          -------
any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

     W.   Stock Exchange shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     X.   Stock Issuance Agreement shall mean the agreement entered into by the
          ------------------------
Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     Y.   Stock Issuance Program shall mean the stock issuance program in effect
          ----------------------
under the Plan.

     Z.   Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AA.  10% Shareholder shall mean the owner of stock (as determined under
          ---------------
Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

                                     A-3.

                                                            Grant No.___________

                             UNIDIRECT CORPORATION
                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

                                                                 UNVESTED SHARES
                                                                 ---------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of UniDirect Corporation (the
"Corporation"):

          Optionee:_____________________________________________________________
          --------

          Grant Date:___________________________________________________________
          ----------

          Vesting Commencement Date:____________________________________________
          -------------------------

          Exercise Price:  $________________ per share
          --------------

          Number of Option Shares: ___________________ shares
          -----------------------

          Expiration Date:______________________________________________________
          ---------------

          Type of Option:     ______  Incentive Stock Option
          --------------
                              ______  Non-Statutory Stock Option

          Date Exercisable:  Immediately Exercisable
          ----------------

          Vesting Schedule:  The Option Shares shall be unvested and subject to
          ----------------
          repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right will accordingly lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in equal successive monthly installments upon Optionee's completion of each of the next thirty-six
          (36) months of Service measured from and after the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the UniDirect Corporation 1995 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

          Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

          REPURCHASE RIGHTS.  OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES
          -----------------
ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

          No Employment or Service Contract.  Nothing in this Notice or in the
          ---------------------------------
Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

____________, 199_
     Date


                                        UNIDIRECT CORPORATION


                                        By:_____________________________________

                                        Title:__________________________________



                                        ________________________________________
                                        OPTIONEE

                                        Address:________________________________

                                        ________________________________________

ATTACHMENTS
-----------
Exhibit A - Stock Option Agreement
Exhibit B - Stock Purchase Agreement
Exhibit C - 1995 Stock Option/Stock Issuance Plan

                                      2.

                                   EXHIBIT A
                                   ---------

                            STOCK OPTION AGREEMENT
                            ----------------------

                                   EXHIBIT B
                                   ---------

                           STOCK PURCHASE AGREEMENT
                           ------------------------

                                   EXHIBIT C
                                   ---------

                     1995 STOCK OPTION/STOCK ISSUANCE PLAN
                     -------------------------------------

                          UNIDIRECT CORPORATION, INC.
                            STOCK OPTION AGREEMENT
                            ----------------------


RECITALS
--------

     A. The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants who provide services to the Corporation or any Parent or Subsidiary.

     B. Optionee is to render valuable services to the Corporation or a Parent or Subsidiary, and this Agreement is executed pursuant to, and is intended to carry out the purpose of, the Plan in connection with the Corporation's grant of an option to Optionee.

     C. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

     NOW, THEREFORE, it is hereby agreed as follows:

          1.  Grant of Option.  The Corporation hereby grants to Optionee, as
              ---------------
of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

          2.  Option Term.  This option shall have a term of ten (10) years
              -----------
measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

          3.  Limited Transferability.  This option shall be neither
              -----------------------
transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may also be assigned in accordance with the terms of a Qualified Domestic Relations Order. If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

          4.  Dates of Exercise.  This option shall become exercisable for the
              -----------------
Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 17.

          5.  Cessation of Service.  The option term specified in Paragraph 2
              --------------------
shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

              (a) Should Optionee cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

              (b) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12)- month period measured from the
-------
date of Optionee's death or (ii) the Expiration Date.

              (c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. However, should such Disability be deemed to constitute Permanent Disability, then the period during which this option is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be the twelve (12)-month period following the date of Optionee's cessation of Service by reason of such Permanent Disability. In no event shall this option be exercisable at any time after the Expiration Date.

          Note:  Exercise of this option on a date later than three (3) months
          ----
          following cessation of Service due to Disability will result in loss of favorable Incentive Option treatment, unless such Disability
                                                   ------
          constitutes Permanent Disability. In the event that Incentive Option treatment is not available, this option will be taxed as a Non-Statutory Option upon exercise.

              (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of his/her cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

                                      2.

          6.   Special Termination of Option.
               -----------------------------

               (a) In the event of a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

               (b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          7.   Adjustment in Option Shares.
               ---------------------------

               (a) In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price payable shall remain the same.
       --------

          8.   Shareholder Rights.  The holder of this option shall not have any
               ------------------
shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased Option Shares.

          9.   Manner of Exercising Option.
               ---------------------------

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                         (i) Execute and deliver to the Corporation a Purchase Agreement for the shares for which the option is exercised.

                         (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                            (A) cash or check made payable to the Corporation;
          or

                                      3.

                             (B) a promissory note payable to the Corporation, but only to the extent approved by the Plan Administrator in accordance with Paragraph 14.

               Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                             (C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                             (D) to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Purchase Agreement delivered to the Corporation.

                           (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                           (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                           (v)   Make appropriate arrangements with the
     Corporation or Parent or Subsidiary employing or retaining Optionee for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                                      4.

               (b) As soon after the Exercise Date as practical, the Corporation shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          10.  REPURCHASE RIGHTS.  ALL OPTION SHARES ACQUIRED UPON THE EXERCISE
               -----------------
OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

          11.  Compliance with Laws and Regulations.
               ------------------------------------

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or of the Nasdaq National Market if applicable) on which the Common Stock may be listed at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          12.  Successors and Assigns.  Except to the extent otherwise provided
               ----------------------
in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

          13.  Notices.  Any notice required to be given or delivered to the
               -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

                                      5.

          14.  Financing.  The Plan Administrator may, in its absolute
               ---------
discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion./1/
                                               -

          15.  Construction.  This Agreement and the option evidenced hereby are
               ------------
made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

          16.  Governing Law.  The interpretation, performance and enforcement
               -------------
of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

          17.  Shareholder Approval.
               --------------------

               (a) The grant of this option is subject to approval of the Plan by the Corporation's shareholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the
                          ------------------------------------------------------
contrary, this option may not be exercised in whole or in part until such
-------------------------------------------------------------------------
shareholder approval is obtained. In the event that such shareholder approval is
--------------------------------
not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

               (b) If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without shareholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

          18.  Additional Terms Applicable to an Incentive Option.  In the event
               --------------------------------------------------
this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

               (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason

________________________________________________________________________________
/1/  Authorization of payment of the Exercise Price by a promissory note
 -
under such provisions may, under currently proposed Treasury Regulations, result in the loss of incentive stock option treatment under the Federal tax laws.

                                      6.

other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

               (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

               (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                                      7.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Agreement:

     A.   Agreement shall mean this Stock Option Agreement.
          ---------

     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Corporate Transaction shall mean either of the following shareholder-
          ---------------------
approved transactions to which the Corporation is a party:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   Corporation shall mean UniDirect Corporation, Inc., a California
          -----------
corporation.

     G.   Disability shall mean the inability of Optionee to engage in any
          ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     H.   Domestic Relations Order shall mean any judgment, decree or order
          ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     I.   Employee shall mean an individual who is in the employ of the
          --------
Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.   Exercise Date shall mean the date on which the option shall have been
          -------------
exercised in accordance with Paragraph 9 of the Agreement.

                                     A-1.

     K.   Exercise Price shall mean the exercise price per share as specified in
          --------------
the Grant Notice.

     L.   Expiration Date shall mean the date on which the option expires as
          ---------------
specified in the Grant Notice.

     M.   Fair Market Value per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

          (i) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then such Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     N.   Grant Date shall mean the date of grant of the option as specified in
          ----------
the Grant Notice.

     O.   Grant Notice shall mean the Notice of Grant of Stock Option
          ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     P.   Incentive Option shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     Q.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     R.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements

                                     A-2.

of Code Section 422.

     S.   Option Shares shall mean the number of shares of Common Stock subject
          -------------
to the option.

     T.   Optionee shall mean the person to whom the option is granted as
          --------
specified in the Grant Notice.

     U.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     V.   Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance
          ----
Plan.

     W.   Plan Administrator shall mean either the Board or a committee of Board
          ------------------
members, to the extent the committee is at the time responsible for the administration of the Plan.

     X.   Purchase Agreement shall mean the stock purchase agreement  in
          ------------------
substantially the form of Exhibit B to the Grant Notice.

     Y.   Qualified Domestic Relations Order shall mean a Domestic Relations
          ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     Z.   Service shall mean the provision of services to the Corporation or any
          -------
Parent or Subsidiary by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

     AA.  Stock Exchange shall mean the American Stock Exchange or the New York
          --------------
Stock Exchange.

     BB.  Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                     A-3.

                             UNIDIRECT CORPORATION
                           STOCK PURCHASE AGREEMENT
                           ------------------------


                                                                 UNVESTED SHARES
                                                                 ---------------


          AGREEMENT made as of this ___ day of _________ 19____, by and among UniDirect Corporation, a California corporation,
________________________________, Optionee under the Corporation's 1995 Stock
Option/Stock Issuance Plan, and ________________________, Optionee's spouse.

          All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

     A.   EXERCISE OF OPTION
          ------------------

          1.   Exercise.  Optionee hereby purchases _____________ shares of
               --------
Common Stock (the "Purchased Shares") pursuant to that certain option (the "Option") granted Optionee on ____________________, 199__ (the "Grant Date") to purchase up to _______________ shares of Common Stock under the Plan at the exercise price of $______ per share (the "Exercise Price").

          2.   Payment.  Concurrently with the delivery of this Agreement to the
               -------
Corporation, Optionee shall pay the Exercise Price for the Purchased Shares in accordance with the provisions of the Option Agreement and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

          3.   Delivery of Certificates.  The certificates representing any
               ------------------------
Purchased Shares which are subject to the Corporation's Repurchase Right shall be held in escrow in accordance with the provisions of this Agreement.

          4.   Shareholder Rights.  Until such time as the Corporation exercises
               ------------------
the Repurchase Right, the First Refusal Right or the Special Purchase Right, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow hereunder, subject, however, to the transfer restrictions of Articles B and C.

     B.   SECURITIES LAW COMPLIANCE
          -------------------------

          1.   Restricted Securities.  The Purchased Shares have not been
               ---------------------
registered under the 1933 Act and are being issued to Optionee in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

          2.   Restrictions on Disposition of Purchased Shares.  Optionee shall
               -----------------------------------------------
make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

               (i) Optionee shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

               (ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               (iii) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule
     144) has been taken.

               (iv) Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Rules of the California Corporations Commissioner identified in Paragraph B.4.

          The Corporation shall not be required (i) to transfer on its books any
                                ---
Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased
                             --
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          3.   Restrictive Legends.  The stock certificates for the Purchased
               -------------------
Shares shall be endorsed with one or more of the following restrictive legends:

               (i) "The shares represented by this certificate have not been

                                      2.

     registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a ?no action? letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

               (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of California, except as permitted in the Commissioner's Rules."

               (iii) "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, 199__ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

          4.   Receipt of Commissioner Rules.  Optionee hereby acknowledges
               -----------------------------
receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit II to this Agreement.

     C.   TRANSFER RESTRICTIONS
          ---------------------

          1.   Restriction on Transfer.  Except for any Permitted Transfer,
               -----------------------
Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right, the Market Stand-Off or the Special Purchase Right.

          2.   Transferee Obligations.  Each person (other than the Corporation)
               ----------------------
to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

          3.   Market Stand-Off.
               ----------------

               (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased

                                      3.

Shares without the prior written consent of the Corporation or its underwriters. Such limitations (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

               (b)  Owner shall be subject to the Market Stand-Off provided and
                                                                   ------------
only if the officers and directors of the Corporation are also subject to
-------
similar restrictions.

               (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

               (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     D.   REPURCHASE RIGHT
          ----------------

          1.   Grant.  The Corporation is hereby granted the right (the
               -----
"Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or (at the discretion of the Corporation and with the consent of Optionee) any portion of the Purchased Shares in which Optionee is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

          2.   Exercise of the Repurchase Right.  The Repurchase Right shall be
               --------------------------------
exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Unvested Shares which are to be repurchased from Owner.

          3.   Termination of the Repurchase Right.  The Repurchase Right shall
               -----------------------------------
terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Optionee vests in accordance with the Vesting Schedule. All

                                      4.

Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right, (ii) the Market Stand-Off and (iii) the Special Purchase Right.

          4.   Aggregate Vesting Limitation.  If the Option is exercised in more
               ----------------------------
than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which Optionee would otherwise at the time be vested, in accordance with the Vesting Schedule, had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

          5.   Recapitalization.  Any new, substituted or additional securities
               ----------------
or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate price shall remain the same.
           --------

          6.   Corporate Transaction.
               ---------------------

               (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

               (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, the right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that
                                                      --------
the aggregate price shall remain the same.

     E.   RIGHT OF FIRST REFUSAL
          ----------------------

          1.   Grant.  The Corporation is hereby granted the right of first
               -----
refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Optionee has vested in accordance with the Vesting Schedule. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

                                      5.

          2.   Notice of Intended Disposition.  In the event any Owner of
               ------------------------------
Purchased Shares in which Optionee has vested desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

          3.   Exercise of the First Refusal Right.  The Corporation shall, for
               -----------------------------------
a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth business day following
                                  -----
delivery of the Exercise Notice or (ii) the fifth business day after such valuation shall have been made.

          4.   Non-Exercise of the First Refusal Right.  In the event the
               ---------------------------------------
Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or
                                     --------
disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to Articles B and C. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)- day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

                                      6.

          5.   Partial Exercise of the First Refusal Right.  In the event the
               -------------------------------------------
Corporation makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

               (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

               (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

          Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

          6.   Recapitalization/Reorganization.
               -------------------------------

               (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

               (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

          7.   Lapse.  The First Refusal Right shall lapse upon the earliest to
               -----                                                --------
occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

     F.   MARITAL DISSOLUTION OR LEGAL SEPARATION
          ---------------------------------------

          1.   Grant.  In connection with the dissolution of Optionee's marriage
               -----
or the legal separation of Optionee and Optionee's spouse, the Corporation shall have the right (the "Special

                                      7.

Purchase Right") to purchase from Optionee's spouse, in accordance with the provisions of Paragraph F.3, all or, with the consent of Optionee's spouse, any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

          2.   Notice of Decree or Agreement.  Optionee shall promptly provide
               -----------------------------
the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Optionee and Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Optionee and Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

          3.   Exercise of the Special Purchase Right.  The Special Purchase
               --------------------------------------
Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Optionee and Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares.
Optionee (or Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Optionee's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

          If Optionee's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent
--------
(25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

          4.   Lapse.  The Special Purchase Right shall lapse upon the earlier
               -----                                                   -------
to occur of (i)

                                      8.

the lapse of the First Refusal Right or (ii) the expiration of the thirty (30)- day exercise period specified in Paragraph F.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

     G.   ESCROW
          ------

          1.   Deposit.  Upon issuance, the certificates for the Purchased
               -------
Shares which are subject to the Repurchase Right shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article G. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph G.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, Owner shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

          2.   Recapitalization/Reorganization.   Any new, substituted or
               -------------------------------
additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately delivered to the Corporation to be held in escrow under this Article G, but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

          3.   Release/Surrender.  The Purchased Shares, together with any other
               -----------------
assets or securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               (i) Should the Corporation elect to exercise the Repurchase Right with respect to any Purchased Shares, then the escrowed certificates for those Purchased Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment to Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Exercise Price for such Purchased Shares, and Owner shall cease to have any further rights or claims with respect to such Purchased Shares (or other assets or securities attributable thereto).

               (ii) Should the Corporation elect to exercise the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment of the Paragraph E.3 purchase price for such Target Shares to Owner, and Owner shall cease to have any further rights or claims with respect to

                                      9.

     such Target Shares (or other assets or securities attributable thereto).

               (iii) Should the Corporation elect not to exercise the Repurchase
                                                  ---
     Right with respect to any Purchased Shares or the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those Purchased Shares or Target Shares (together with any other assets or securities attributable thereto) shall be released to Owner.

               (iv) As the Purchased Shares (or any other assets or securities attributable thereto) vest in accordance with the Vesting Schedule, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow upon Owner's request, but not more frequently than once every six (6) months.

               (v) All Purchased Shares which vest (and any other vested assets and securities attributable thereto) shall be released within thirty
     (30) days after the earlier to occur of (a) Optionee's cessation of Service
                         -------
     or (b) the lapse of the First Refusal Right.

               (vi) All Purchased Shares (or other assets or securities) released from escrow shall nevertheless remain subject to (a) the First Refusal Right, to the extent such right has not otherwise lapsed, (b) the Market Stand-Off, until such limitations terminate, and (c) the Special Purchase Right, to the extent such right has not otherwise lapsed.

     H.   SPECIAL TAX ELECTION
          --------------------

          The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided by filing an election under Code Section 83(b). Such election must be filed within thirty (30) days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit III. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

     I.   GENERAL PROVISIONS
          ------------------

          1.   Assignment.  The Corporation may assign the Repurchase Right, the
               ----------
First Refusal Right and/or the Special Purchase Right to any person or entity selected by the Board,

                                      10.

including (without limitation) one or more shareholders of the Corporation.

          If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Corporation or (ii) the parent corporation owning one hundred percent (100%) of the Corporation's outstanding capital stock, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares.

          2.   No Employment or Service Contract.  Nothing in this Agreement or
               ---------------------------------
in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          3.   Notices.  Any notice required to be given under this Agreement
               -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Paragraph
I.3 to all other parties to this Agreement.

          4.   No Waiver.  The failure of the Corporation in any instance to
               ---------
exercise the Repurchase Right, the First Refusal Right or the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Optionee or Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5.   Cancellation of Shares.  If the Corporation shall make available,
               ----------------------
at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     J.   MISCELLANEOUS PROVISIONS
          ------------------------

          1.   Optionee Undertaking.  Optionee hereby agrees to take whatever
               --------------------
additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

                                      11.

          2.   Agreement is Entire Contract.  This Agreement constitutes the
               ----------------------------
entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

          3.   Governing Law.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

          4.   Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          5.   Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

                                      12.

          6.   Power of Attorney.  Optionee's spouse hereby appoints Optionee
               -----------------
his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                              UNIDIRECT CORPORATION


                              By:______________________________________

                              Title:___________________________________

                              Address:_________________________________

                              _________________________________________




                              _________________________________________
                              OPTIONEE

                              Address:_________________________________

                              _________________________________________

                                      13.

                            SPOUSAL ACKNOWLEDGMENT


          The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Optionee is not vested and the right of the Corporation (or its assigns) to purchase any and all interest or right the undersigned may otherwise have in the Purchased Shares pursuant to community property laws or other marital property rights.


                              __________________________________________
                              OPTIONEE'S SPOUSE

                              Address:__________________________________

                              __________________________________________

                                      14.

                                   EXHIBIT I

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED ______________________ hereby sell(s), assign(s) and transfer(s) unto UniDirect Corporation (the "Corporation"), _______________________ (________) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ___________________ herewith and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  ________________


                                 Signature ________________________________



Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Optionee.

                                  EXHIBIT II

                              SECTION 260.141.11
                   TITLE 10, CALIFORNIA ADMINISTRATIVE CODE


          260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;

          (2)  pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5)  to holders of securities of the same class of the same issuer;

          (6)  by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

                                     II-1.

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                     II-2.

                                  EXHIBIT III

                      FEDERAL INCOME TAX CONSEQUENCES AND
                          SECTION 83(b) TAX ELECTION

     I.   Federal Income Tax Consequences and Section 83(b) Election For
          --------------------------------------------------------------
Exercise of Non-Statutory Option.  If the Purchased Shares are acquired pursuant
--------------------------------
to the exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. However, Optionee may elect under Code
Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement. Even if the Fair Market Value of the Purchased Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this Exhibit III. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

     II.  Federal Income Tax Consequences and Conditional Section 83(b) Election
          ----------------------------------------------------------------------
For Exercise of Incentive Option.  If the Purchased Shares are acquired pursuant
--------------------------------
to the exercise of an Incentive Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Purchased Shares:

               (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

               (ii) The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

               (iii) If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over
(b) the Exercise Price paid for the Purchased Shares.  Any additional gain
recognized upon the disqualifying disposition will be either         short-term
or long-term capital gain depending upon the period for which the Purchased Shares are held prior to the disposition.

                                    III-1.

               (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. The term "disqualifying disposition" means any sale or other disposition /1/ of the Purchased Shares
                                                  -
within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

               (v) In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit (a) Optionee's alternative minimum taxable income upon exercise and (b) Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.


_________________________
/1/  Generally, a disposition of shares purchased under an Incentive Option
 -
includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Code.

                                    III-2.

                            SECTION 83(b) ELECTION

          This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:
     Address:
     Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ____________ shares of the common stock of UniDirect Corporation

(3)  The property was issued on _____________, 199__.

(4) The taxable year in which the election is being made is the calendar year 199__.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4)-year period ending on ____________, 199__.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____________per share.

(7)  The amount paid for such property is $____________ per share.

(8) A copy of this statement was furnished to UniDirect Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9)  This statement is executed on _______________________, 199__.


____________________________        ___________________________________________
Spouse (if any)               Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

          1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

          2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.


THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.

                                      2.

                                   APPENDIX
                                   --------

          The following definitions shall be in effect under the Agreement:

     A.   Agreement shall mean this Stock Purchase Agreement.
          ---------

     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Corporate Transaction shall mean either of the following shareholder-
          ---------------------
approved transactions:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   Corporation shall mean UniDirect Corporation, a California
          -----------
corporation.

     G.   Disposition Notice shall have the meaning assigned to such term in
          ------------------
Paragraph E.2.

     H.   Dissolution Notice shall have the meaning assigned to such term in
          ------------------
Paragraph F.2.

     I.   Exercise Notice shall have the meaning assigned to such term in
          ---------------
Paragraph E.3.

     J.   Exercise Price shall have the meaning assigned to such term in
          --------------
Paragraph A.1.

     K.   Fair Market Value of a share of Common Stock on any relevant date,
          -----------------
prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

     L.   First Refusal Right shall mean the right granted to the Corporation in
          -------------------
accordance with Article E.

     M.   Grant Date shall have the meaning assigned to such term in Paragraph
          ----------
A.1.

     N.   Grant Notice shall mean the Notice of Grant of Stock Option pursuant
          ------------
to which Optionee has been informed of the basic terms of the Option.

                                     A-1.

     O.   Incentive Option shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     P.   Market Stand-Off shall mean the market stand-off limitations specified
          ----------------
in Paragraph C.3.

     Q.   1933 Act shall mean the Securities Act of 1933, as amended.
          --------

     R.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     S.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     T.   Option shall have the meaning assigned to such term in Paragraph A.1.
          ------

     U.   Option Agreement shall mean all agreements and other documents
          ----------------
evidencing the Option.

     V.   Optionee shall mean the person to whom the Option is granted under the
          --------
Plan.

     W.   Owner shall mean Optionee and all subsequent holders of the Purchased
          -----
Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

     X.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Y.   Permitted Transfer shall mean (i) a gratuitous transfer of the
          ------------------
Purchased Shares, provided and only if Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

     Z.   Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance
          ----
Plan.

     AA.  Plan Administrator shall mean either the Board or a committee of Board
          ------------------
members, to the extent the committee is at the time responsible for administration of the Plan.

     AB.  Prior Purchase Agreement shall have the meaning assigned to such term
          ------------------------
in Paragraph D.4.

                                     A-2.

     AC.  Purchase Notice shall have the meaning assigned to such term in
          ---------------
Paragraph F.3.

     AD.  Purchased Shares shall have the meaning assigned to such term in
          ----------------
Paragraph A.1.

     AE.  Recapitalization shall mean any stock split, stock dividend,
          ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

     AF.  Reorganization shall mean any of the following transactions:
          --------------

          (i) a merger or consolidation in which the Corporation is not the surviving entity,

          (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

          (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

          (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

     AG.  Repurchase Right shall mean the right granted to the Corporation in
          ----------------
accordance with Article D.

     AH.  SEC shall mean the Securities and Exchange Commission.
          ---

     II.  Service shall mean the provision of services to the Corporation or any
          -------
Parent or Subsidiary by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

     AJ.  Special Purchase Right shall mean the right granted to the Corporation
          ----------------------
in accordance with Article F.

     AK.  Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AL.  Target Shares shall have the meaning assigned to such term in
          -------------
Paragraph E.2.

                                     A-3.

     AM.  Vesting Schedule shall mean the vesting schedule specified in the
          ----------------
Grant Notice.

     AN.  Unvested Shares shall have the meaning assigned to such term in
          ---------------
Paragraph D.1.

                                     A-4.

                            UNIDIRECT CORPORATION
                          STOCK ISSUANCE AGREEMENT
                          ------------------------


          AGREEMENT made as of this ___ day of _________ 19__, by and among UniDirect Corporation, a California corporation, _______________________, Participant in the Corporation's 1995 Stock Option/Stock Issuance Plan, and ________________________, Participant's spouse.

          All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

     A.   PURCHASE OF SHARES
          ------------------

          1.  Purchase.  Participant hereby purchases _____________ shares of
              --------
Common Stock (the "Purchased Shares") pursuant to the provisions of the Stock Issuance Program at the purchase price of $______ per share (the "Purchase Price").

          2.  Payment.  Concurrently with the delivery of this Agreement to the
              -------
Corporation, Participant shall pay the Purchase Price for the Purchased Shares in cash or check payable to the Corporation and shall deliver a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

          3.  Delivery of Certificates.  The certificates representing any
              ------------------------
Purchased Shares which are subject to the Corporation's Repurchase Right shall be held in escrow in accordance with the provisions of this Agreement.

          4.  Shareholder Rights.  Until such time as the Corporation exercises
              ------------------
the Repurchase Right, the First Refusal Right or the Special Purchase Right, Participant (or any successor in interest) shall have all the rights of a shareholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow hereunder, subject, however, to the transfer restrictions of Articles B and C.

     B.   SECURITIES LAW COMPLIANCE
          -------------------------

          1.  Restricted Securities.  The Purchased Shares have not been
              ---------------------
registered under the 1933 Act and are being issued to Participant in reliance upon the exemption from such registration provided by SEC Rule 701 for stock issuances under compensatory benefit plans such as the Plan. Participant hereby confirms that Participant has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Participant hereby acknowledges that Participant is prepared to hold the Purchased Shares for an indefinite period and that Participant is aware that SEC Rule 144 issued under the 1933 Act which exempts certain resales of unrestricted securities is not presently available to exempt the resale of the Purchased Shares from the registration requirements of the 1933 Act.

          2.      Disposition of Purchased Shares.  Participant shall make no
                  -------------------------------
disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

               (i) Participant shall have provided the Corporation with a written summary of the terms and conditions of the proposed disposition.

               (ii) Participant shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

               (iii) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (a) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (b) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or any exemption from registration available under the 1933 Act (including Rule
     144) has been taken.

               (iv) Participant shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the provisions of the Rules of the California Corporations Commissioner identified in Paragraph B.4.

          The Corporation shall not be required (i) to transfer on its books any
                                ---
Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased
                             --
Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

          3.      Restrictive Legends.  The stock certificates for the Purchased
                  -------------------
Shares shall be endorsed with one or more of the following restrictive legends:

               (i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer or
     (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

               (ii) "It is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the Commissioner of Corporations of the State of

                                     2.

California, except as permitted in the Commissioner's Rules."

               (iii) "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Corporation and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated ____________, 199_ between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Corporation's principal corporate offices."

          4.      Receipt of Commissioner Rules.  Participant hereby
                  -----------------------------
acknowledges receipt of a copy of Section 260.141.11 of the Rules of the California Corporations Commissioner, a copy of which is attached as Exhibit II to this Agreement.

     C.   TRANSFER RESTRICTIONS
          ---------------------

          1.      Restriction on Transfer.  Except for any Permitted Transfer,
                  -----------------------
Participant shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Right. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise disposed of in contravention of the First Refusal Right, the Market Stand-Off or the Special Purchase Right.

          2.      Transferee Obligations.  Each person (other than the
                  ----------------------
Corporation) to whom the Purchased Shares are transferred by means of a Permitted Transfer must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to
(i) the Repurchase Right, (ii) the First Refusal Right and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Participant.

          3.      Market Stand-Off.
                  ----------------

          (a) In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations (the "Market Stand-Off") shall be in effect for such period of time from and after the effective date of the final prospectus for the offering as may be requested by the Corporation or such underwriters. In no event, however, shall such period exceed one hundred eighty (180) days and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Corporation's initial public offering.

          (b) Owner shall be subject to the Market Stand-Off provided and only
                                                             -----------------
if
--

                                     3.

the officers and directors of the Corporation are also subject to similar restrictions.

          (c) Any new, substituted or additional securities which are by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at such time covered by such provisions.

          (d) In order to enforce the Market Stand-Off, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

     D.   REPURCHASE RIGHT
          ----------------

          1.      Grant.  The Corporation is hereby granted the right (the
                  -----
"Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date Participant ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Purchase Price all or (at the discretion of the Corporation and with the consent of Participant) any portion of the Purchased Shares in which Participant is not, at the time of his or her cessation of Service, vested in accordance with the Vesting Schedule (such shares to be hereinafter referred to as the "Unvested Shares").

          2.      Exercise of the Repurchase Right.  The Repurchase Right shall
                  --------------------------------
be exercisable by written notice delivered to each Owner of the Unvested Shares prior to the expiration of the sixty (60)-day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Corporation prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Corporation shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares which are to be repurchased from Owner.

          3.      Termination of the Repurchase Right.  The Repurchase Right
                  -----------------------------------
shall terminate with respect to any Unvested Shares for which it is not timely exercised under Paragraph D.2. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect to any and all Purchased Shares in which Participant vests in accordance with the following provisions:

               (i) Upon Participant's completion of one (1) year of Service measured from ______________, 199__, Participant shall acquire a vested interest in, and the Repurchase Right shall lapse with respect to, twenty-five percent (25%) of the Purchased Shares.

               (ii)  Participant shall acquire a vested interest in, and the

                                     4.

     Repurchase Right shall lapse with respect to, the remaining Purchased Shares in equal successive monthly installments upon Participant's completion of each additional month of Service over the thirty-six (36)- month period measured from the initial vesting date under subparagraph (i) above.

          All Purchased Shares as to which the Repurchase Right lapses shall, however, remain subject to (i) the First Refusal Right, (ii) the Market Stand-Off and (iii) the Special Purchase Right.

          4.      Recapitalization.  Any new, substituted or additional
                  ----------------
securities or other property (including cash paid other than as a regular cash dividend) which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Purchased Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Corporation's capital structure; provided, however, that the aggregate price shall remain the same.
           --------

          5.      Corporate Transaction.
                  ---------------------

                  (a) Immediately prior to the consummation of any Corporate Transaction, the Repurchase Right shall automatically lapse in its entirety, except to the extent the Repurchase Right is to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction.

                  (b) To the extent the Repurchase Right remains in effect following a Corporate Transaction, the right shall apply to the new capital stock or other property (including any cash payments) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however,
                                                      --------
that the aggregate price shall remain the same.

     E.   RIGHT OF FIRST REFUSAL
          ----------------------

          1.      Grant.  The Corporation is hereby granted the right of first
                  -----
refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which Participant has vested in accordance with the Vesting Schedule. For purposes of this Article E, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition of the Purchased Shares intended to be made by Owner, but shall not include any Permitted Transfer.

          2.      Notice of Intended Disposition.  In the event any Owner of
                  ------------------------------
Purchased Shares in which Participant has vested desires to accept a bona fide third-party offer for the transfer

                                     5.

of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Corporation written notice (the "Disposition Notice") of the terms of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

          3.      Exercise of the First Refusal Right.  The Corporation shall,
                  -----------------------------------
for a period of twenty-five (25) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified therein or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the twenty-five (25)-day exercise period. If such right is exercised with respect to all the Target Shares, then the Corporation shall effect the repurchase of such shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time the certificates representing the Target Shares shall be delivered to the Corporation.

          Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Corporation cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Corporation or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Corporation. The closing shall then be held on the later of (i) the fifth business day
                                  -----
following delivery of the Exercise Notice or (ii) the fifth business day after such valuation shall have been made.

          4.      Non-Exercise of the First Refusal Right.  In the event the
                  ---------------------------------------
Exercise Notice is not given to Owner prior to the expiration of the twenty-five
(25)-day exercise period, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or
                                     --------
disposition must not be effected in contravention of the provisions of Articles B and C. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Right and the First Refusal Right, but the acquired shares shall remain subject to Articles B and C. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)- day period, the First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses.

          5.      Partial Exercise of the First Refusal Right.  In the event the
                  -------------------------------------------
Corporation

                                     6.

makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within five (5) days after Owner's receipt of the Exercise Notice, to effect the sale of the Target Shares pursuant to either of the following alternatives:

               (i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Corporation did not exercise the First Refusal Right; or

               (ii) sale to the Corporation of the portion of the Target Shares which the Corporation has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. The First Refusal Right shall continue to be applicable to any subsequent disposition of the remaining Target Shares until such right lapses.

          Failure of Owner to deliver timely notification to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

          6.      Recapitalization/Reorganization.
                  -------------------------------

                  (a) Any new, substituted or additional securities or other property which is by reason of any Recapitalization distributed with respect to the Purchased Shares shall be immediately subject to the First Refusal Right, but only to the extent the Purchased Shares are at the time covered by such right.

                  (b) In the event of a Reorganization, the First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Reorganization, but only to the extent the Purchased Shares are at the time covered by such right.

          7.      Lapse.  The First Refusal Right shall lapse upon the earliest
                  -----                                                --------
to occur of (i) the first date on which shares of the Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Board that a public market exists for the outstanding shares of Common Stock or (iii) a firm commitment underwritten public offering, pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Common Stock in the aggregate amount of at least ten million dollars ($10,000,000). However, the Market Stand-Off shall continue to remain in full force and effect following the lapse of the First Refusal Right.

     F.   MARITAL DISSOLUTION OR LEGAL SEPARATION
          ---------------------------------------

          1.      Grant.  In connection with the dissolution of Participant's
                  -----
marriage or the legal separation of Participant and Participant's spouse, the Corporation shall have the right (the

                                     7.

"Special Purchase Right") to purchase from Participant's spouse, in accordance with the provisions of Paragraph F.3, all or, with the consent of Optionee's spouse, any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

          2.      Notice of Decree or Agreement.  Participant shall promptly
                  -----------------------------
provide the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of Participant and Participant's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree or order of dissolution or contract or agreement between Participant and Participant's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

          3.      Exercise of the Special Purchase Right.  The Special Purchase
                  --------------------------------------
Right shall be exercisable by delivery of written notice (the "Purchase Notice") to Participant and Participant's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice) and the Fair Market Value to be paid for such Purchased Shares. Participant (or Participant's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporation the certificates representing the shares to be purchased. The Corporation shall, concurrently with the receipt of the stock certificates, pay to Participant's spouse (in cash or cash equivalents) an amount equal to the Fair Market Value specified for such shares in the Purchase Notice.

          If Participant's spouse does not agree with the Fair Market Value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two (2) appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and Participant's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than twenty-five percent
--------
(25%) greater than the Fair Market Value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5) business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse. In the event the Corporation so revokes its election, the Corporation shall bear the entire cost of the appraisal.

                                     8.

          4.      Lapse.  The Special Purchase Right shall lapse upon the
                  -----
earlier to occur of (i) the lapse of the First Refusal Right or (ii) the
-------
expiration of the thirty (30)-day exercise period specified in Paragraph F.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

     G.   ESCROW
          ------

          1.      Deposit.  Upon issuance, the certificates for the Purchased
                  -------
Shares which are subject to the Repurchase Right shall be deposited in escrow with the Corporation to be held in accordance with the provisions of this Article G. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporation pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Paragraph G.3. Upon delivery of the certificates (or other assets and securities) to the Corporation, Owner shall be issued a receipt acknowledging the number of Purchased Shares (or other assets and securities) delivered in escrow.

          2.      Recapitalization/Reorganization.   Any new, substituted or
                  -------------------------------
additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Purchased Shares shall be immediately delivered to the Corporation to be held in escrow under this Article G, but only to the extent the Purchased Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Purchased Shares (or other securities at the time held in escrow) shall be paid directly to Owner and shall not be held in escrow.

          3.      Release/Surrender.  The Purchased Shares, together with any
                  -----------------
other assets or securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

               (i) Should the Corporation elect to exercise the Repurchase Right with respect to any Purchased Shares, then the escrowed certificates for those Purchased Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment to Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Purchase Price for such Purchased Shares, and Owner shall cease to have any further rights or claims with respect to such Purchased Shares (or other assets or securities attributable thereto).

               (ii) Should the Corporation elect to exercise the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Corporation concurrently with the payment of the Paragraph E.3 purchase price for such Target Shares to

                                     9.

     Owner, and Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities attributable thereto).

               (iii) Should the Corporation elect not to exercise the
                                                  ---
     Repurchase Right with respect to any Purchased Shares or the First Refusal Right with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for those Purchased Shares or Target Shares (together with any other assets or securities attributable thereto) shall be released to Owner.

               (iv) As the Purchased Shares (or any other assets or securities attributable thereto) vest in accordance with the Vesting Schedule, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow upon Owner's request, but not more frequently than once every six (6) months.

               (v) All Purchased Shares which vest (and any other vested assets and securities attributable thereto) shall be released within thirty (30) days after the earlier to occur of (a) Participant's
                                -------
     cessation of Service or (b) the lapse of the First Refusal Right.

               (vi) All Purchased Shares (or other assets or securities) released from escrow shall nevertheless remain subject to (a) the First Refusal Right, to the extent such right has not otherwise lapsed, (b) the Market Stand-Off, until such limitations terminate, and (c) the Special Purchase Right, to the extent such right has not otherwise lapsed.

     H.   SPECIAL TAX ELECTION
          --------------------

          1.      Section 83(b) Election.  Under Code Section 83, the excess of
                  ----------------------
the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Purchase Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right. Participant may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT III HERETO. PARTICIPANT UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY PARTICIPANT AS THE FORFEITURE RESTRICTIONS LAPSE.

                                     10.

          2.      FILING RESPONSIBILITY.  PARTICIPANT ACKNOWLEDGES THAT IT IS
                  ---------------------
PARTICIPANT'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF PARTICIPANT REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

     I.   GENERAL PROVISIONS
          ------------------

          1.      Assignment.  The Corporation may assign the Repurchase Right,
                  ----------
the First Refusal Right and/or the Special Purchase Right to any person or entity selected by the Board, including (without limitation) one or more shareholders of the Corporation.

          If the assignee of the Repurchase Right is other than (i) a wholly owned subsidiary of the Corporation or (ii) the parent corporation owning one hundred percent (100%) of the Corporation's outstanding capital stock, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the Fair Market Value of the Purchased Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Purchased Shares.

          2.      No Employment or Service Contract.  Nothing in this Agreement
                  ---------------------------------
or in the Plan shall confer upon Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Participant) or of Participant, which rights are hereby expressly reserved by each, to terminate Participant's Service at any time for any reason, with or without cause.

          3.      Notices.  Any notice required to be given under this Agreement
                  -------
shall be in writing and shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this Paragraph
I.3 to all other parties to this Agreement.

          4.      No Waiver.  The failure of the Corporation in any instance to
                  ---------
exercise the Repurchase Right, the First Refusal Right or the Special Purchase Right shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and Participant or Participant's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

          5.      Cancellation of Shares.  If the Corporation shall make
                  ----------------------
available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have

                                     11.

any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Corporation shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

     J.   MISCELLANEOUS PROVISIONS
          ------------------------

          1.      Participant Undertaking.  Participant hereby agrees to take
                  -----------------------
whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Participant or the Purchased Shares pursuant to the provisions of this Agreement.

          2.      Agreement is Entire Contract.  This Agreement constitutes the
                  ----------------------------
entire contract between the parties hereto with regard to the subject matter hereof. This Agreement is made pursuant to the provisions of the Plan and shall in all respects be construed in conformity with the terms of the Plan.

          3.      Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of California without resort to that State's conflict-of-laws rules.

          4.      Counterparts.  This Agreement may be executed in counterparts,
                  ------------
each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          5.      Successors and Assigns.  The provisions of this Agreement
                  ----------------------
shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and upon Participant, Participant's assigns and the legal representatives, heirs and legatees of Participant's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

          6.      Power of Attorney.  Participant's spouse hereby appoints
                  -----------------
Participant his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Participant's spouse further gives and grants unto Participant as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Participant shall lawfully do and cause to be done by virtue of this power of attorney.

                                     12.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                        UNIDIRECT CORPORATION


                                        By:_______________________________

                                        Title:____________________________

                                        Address:__________________________

                                        __________________________________


                                        __________________________________
                                        PARTICIPANT

                                        Address:__________________________

                                        __________________________________


                           SPOUSAL ACKNOWLEDGMENT

          The undersigned spouse of Participant has read and hereby approves the foregoing Stock Issuance Agreement. In consideration of the Corporation's granting Participant the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms of such Agreement, including (without limitation) the right of the Corporation (or its assigns) to purchase any Purchased Shares in which Participant is not vested and the right of the Corporation (or its assigns) to purchase any and all interest or right the undersigned may otherwise have in the Purchased Shares pursuant to community property laws or other marital property rights.


                                        __________________________________
                                        PARTICIPANT'S SPOUSE

                                        Address:__________________________

                                        __________________________________


                                     13.

                                  EXHIBIT I

                    ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED ______________________ hereby sell(s), assign(s) and transfer(s) unto UniDirect Corporation (the "Corporation"), ______________________ (_______) shares of the Common Stock of the Corporation standing in his or her name on the books of the Corporation represented by Certificate No. ___________________ herewith and do hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:  ________________


                                Signature_______________________________



Instruction: Please do not fill in any blanks other than the signature line. Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Corporation to exercise the Repurchase Right without requiring additional signatures on the part of Participant.

                                 EXHIBIT II

                             SECTION 260.141.11
                  TITLE 10, CALIFORNIA ADMINISTRATIVE CODE


          260.141.11 Restriction on Transfer. (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

          (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;

          (2)  pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5)  to holders of securities of the same class of the same issuer;

          (6)  by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or

                                    II-1.

Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of Section 25110 of the Code but exempt from that qualification requirement by subdivision
(f) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

          (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERA TION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMIS SIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                                    II-2.

                                 EXHIBIT III

                         SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:
     Address:
     Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ____________ shares of the common stock of UniDirect Corporation.

(3)  The property was issued on _____________, 199___.

(4) The taxable year in which the election is being made is the calendar year 199_.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4)-year period ending on ____________, 199_.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $____________ per share.

(7)  The amount paid for such property is $____________ per share.

(8) A copy of this statement was furnished to UniDirect Corporation for whom taxpayer rendered the services underlying the transfer of property.

(9)   This statement is executed on ________________________, 199_.



______________________________          _______________________________
Spouse (if any)                         Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within thirty (30) days after the execution date of the Stock Issuance Agreement. This filing should be made by registered or certified mail, return receipt requested. Participant must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                                 EXHIBIT IV

                    1995 STOCK OPTION/STOCK ISSUANCE PLAN

                                  APPENDIX
                                  --------

          The following definitions shall be in effect under the Agreement:

     A.   Agreement shall mean this Stock Issuance Agreement.
          ---------

     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Corporate Transaction shall mean either of the following shareholder-
          ---------------------
approved transactions:

          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   Corporation shall mean UniDirect Corporation, a California
          -----------
corporation.

     G.   Disposition Notice shall have the meaning assigned to such term in
          ------------------
Paragraph E.2.

     H.   Dissolution Notice shall have the meaning assigned to such term in
          ------------------
Paragraph F.2.

     I.   Exercise Notice shall have the meaning assigned to such term in
          ---------------
Paragraph E.3.

     J.   Fair Market Value of a share of Common Stock on any relevant date,
          -----------------
prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

     K.   First Refusal Right shall mean the right granted to the Corporation in
          -------------------
accordance with Article E.

     L.   Market Stand-Off shall mean the market stand-off limitations specified
          ----------------
in Paragraph C.3.

     M.   1933 Act shall mean the Securities Act of 1933, as amended.
          --------

     N.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

                                    A-1.

     O.   Owner shall mean Participant and all subsequent holders of the
          -----
Purchased Shares who derive their chain of ownership through a Permitted Transfer from Participant.

     P.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Q.   Participant shall mean the person to whom shares are issued under the
          -----------
Stock Issuance Program.

     R.   Permitted Transfer shall mean (i) a gratuitous transfer of the
          ------------------
Purchased Shares, provided and only if Participant obtains the Corporation's
                  --------------------
prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Participant's will or the laws of intestate succession following Participant's death or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by Participant in connection with the acquisition of the Purchased Shares.

     S.   Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance
          ----
Plan attached hereto as Exhibit IV.

     T.   Plan Administrator shall mean either the Board or a committee of Board
          ------------------
members, to the extent the committee is at the time responsible for the administration of the Plan.

     U.   Purchase Notice shall have the meaning assigned to such term in
          ---------------
Paragraph F.3.

     V.   Purchase Price shall have the meaning assigned to such term in
          --------------
Paragraph A.1.

     W.   Purchased Shares shall have the meaning assigned to such term in
          ----------------
Paragraph A.1.

     X.   Recapitalization shall mean any stock split, stock dividend,
          ----------------
recapitalization, combination of shares, exchange of shares or other change affecting the Corporation's outstanding Common Stock as a class without the Corporation's receipt of consideration.

     Y.   Reorganization shall mean any of the following transactions:
          --------------

          (i) a merger or consolidation in which the Corporation is not the surviving entity,

          (ii) a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

                                    A-2.

          (iii) a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

          (iv) any transaction effected primarily to change the state in which the Corporation is incorporated or to create a holding company structure.

     Z.   Repurchase Right shall mean the right granted to the Corporation in
          ----------------
accordance with Article D.

     AA.  SEC shall mean the Securities and Exchange Commission.
          ---

     BB.  Service shall mean the provision of services to the Corporation or any
          -------
Parent or Subsidiary by an individual in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

     CC.  Special Purchase Right shall mean the right granted to the Corporation
          ----------------------
in accordance with Article F.

     DD.  Stock Issuance Program shall mean the Stock Issuance Program under the
          ----------------------
Plan.

     EE.  Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     FF.  Target Shares shall have the meaning assigned to such term in
          -------------
Paragraph E.2.

     GG.  Vesting Schedule shall mean the vesting schedule specified in
          ----------------
Paragraph D.3.

     HH.  Unvested Shares shall have the meaning assigned to such term in
          ---------------
Paragraph D.1.

                                    A-3.